Subsequent events	12 Months Ended
Dec. 31, 2016
Subsequent events
Subsequent events

32.  Subsequent events

On March 1, 2017, JD.com entered into definitive agreements relating to the reorganization of JD Finance, which runs JD.com’s internet finance business. Pursuant to the definitive agreements, JD.com will dispose of all its equity stake of 68.6% in JD Finance so that JD.com will hold neither legal ownership nor effective control of JD Finance, and will receive approximately RMB14,300,000 in cash upon transaction closing and 40% of the future pre-tax profit of JD Finance when JD Finance has a positive pre-tax income on a cumulative basis. In addition, JD.com will be able to convert its profit sharing right with respect to JD Finance into 40% of JD Finance’s equity interest, subject to applicable regulatory approvals.

Mr. Richard Qiangdong Liu, JD.com’s Chairman of the Board and Chief Executive Officer, will acquire an approximately 4.3% equity stake of JD Finance at the same price as third-party investors and pursuant to the same set of definitive agreements. Mr. Richard Qiangdong Liu will also obtain a majority of voting rights in JD Finance through his equity stake and voting proxy and/or other arrangement with other investors and ESOP participants.

The transactions contemplated under the definitive agreements are subject to certain closing conditions, and are currently expected to close in mid-2017. The Group is still in process of evaluating the accounting impact of the transactions.